                PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

                              [BISYS Letterhead]

                                 March__, 2000

Dear Shareholder:

     This is to inform you of the upcoming special meeting of the shareholders of Willamette Value Fund ("Fund"). Shareholders are being asked to consider a proposal that would permit the Fund's investment adviser, Willamette Asset Managers, to retain a sub-adviser to manage the Fund's portfolio. The proposed sub-adviser is The Bank of New York, an experienced asset manager that currently acts as sub-adviser to Willamette Small Cap Growth Fund. This proposal will not increase the Fund's advisory fees because Willamette Asset Managers will pay fees of The Bank of New York at no additional cost to the Fund. This change will require both an amendment to the investment advisory agreement with Willamette Asset Managers and the adoption of a new sub-advisory agreement with The Bank of New York.

     In connection with this arrangement, certain changes will be made to the Fund's management style. It is hoped that these changes, which do not require shareholder approval but which are described in the enclosed proxy statement, will permit the Fund more effectively to pursue its investment objective. The Fund's investment objective will not change.

     Please review this proxy statement and sign and return the proxy card today. If you receive more than one proxy card, please be sure to sign and return each proxy card.

     The Board of Trustees of the Fund has unanimously approved this proposal and recommends a vote "FOR" the proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact the Fund at 1-877-945-3863.

                                    Sincerely,

                                    [Signature block]

                                    -----------------
                                    Walter B. Grimm
                                    President

                             WILLAMETTE VALUE FUND

                         a series of The Coventry Group

                             ____________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  May 9, 2000


                             ____________________


To the Shareholders of the Fund:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fund will be held at 11:00 a.m., Eastern Time, on May 9, 2000, at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

I. To vote upon the approval of an amendment to the Investment Advisory Agreement between The Coventry Group, with respect to Willamette Value Fund, and Willamette Asset Managers, Inc.

II. To vote upon the approval of a new sub-investment advisory agreement among The Coventry Group, with respect to Willamette Value Fund, Willamette Asset Managers, Inc. and The Bank of New York.

III. To transact such other business as may come properly before the Meeting and any adjournment thereof.

      Shareholders of record at the close of business on March 10, 2000 are entitled to notice of, and to vote at, the Meeting.

                         By Order of the Board of Trustees

                         [Signature block]

                         George L. Stevens
                         Secretary


PLEASE RESPOND --- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                             WILLAMETTE VALUE FUND

                        a series of The Coventry Group

                               3435 Stelzer Road

                             Columbus, Ohio 43219


                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                 INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders of Willamette Value Fund ("Fund") in connection with a Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on May 9, 2000 and any adjournment thereof (the "Meeting"), at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by Willamette Asset Managers, Inc., the Fund's investment adviser ("Adviser"). The Notice of the Meeting, Proxy Statement and Proxies are being mailed to shareholders on or about March 15, 2000.

     The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken on matters related to the Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer votes are present in person or by proxy than the minimum required to approve any proposal presented at the Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Meeting, from time to time, without notice other than announcement at the Meeting, until the requisite number of votes shall be present at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against such Proposal. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

     The Board of Trustees of the Fund has fixed the close of business on March 10, 2000 as the record date ("Record Date") for determining shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The number of outstanding shares of the Fund as of the Record Date was
______________.

Voting

     Approval of each Proposal described herein requires the affirmative vote of a majority of the Fund's outstanding shares which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the voting securities present at the meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less. All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given as to a Proposal, the shares represented will be voted in favor of that Proposal. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Fund of a timely written revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on a Proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person.

     In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Fund, or by officers and employees of the Fund's investment adviser and administrator, personally or by telephone or telegraph, without special compensation.

     The annual report for the Fund's fiscal year ended March 31, 2000 will not be available prior to the Meeting. The most recent available annual report for the Fund, including financial statements, for the fiscal year ended March 31, 1999, has been mailed previously to its shareholders. You have also received a report containing unaudited financial statements, for the fiscal half-year period ended September 30, 1999. If you have not received either of these reports or would like to receive additional copies free of charge, please contact the Fund at the address set forth on the first page of this proxy statement or by calling 1-877-945-3863 and it will be sent within three business days by first class mail.



                                  PROPOSAL I

                    APPROVAL OF AN AMENDMENT TO THE FUND'S

                         INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees of the Fund is proposing that shareholders approve an amendment to the Fund's Investment Advisory Agreement (the "Amended Agreement") to be entered into between The Coventry Group, on behalf of the Fund, and the Adviser. A form of the Amended Agreement is attached hereto as Exhibit A. The Adviser currently serves as investment adviser for the Fund pursuant to the existing Investment Advisory Agreement between the Funds and the Adviser (the "Current Agreement"). It is proposed that the Amended Agreement be entered into as soon as practicable after the Meeting, if it is approved by shareholders.

     The only difference between the Amended Agreement and the Current Agreement is that the Amended Agreement specifically permits the Adviser, at its own expense, to delegate to a sub-adviser, such responsibilities and may be specified in an agreement with such sub-adviser, subject to such approvals by the Trustees and shareholders as are required by the Investment Company Act of 1940 (the "1940 Act"). In the event the Adviser does so delegate to a sub-adviser, the Adviser is also responsible for supervising the sub-adviser's activities and performance, and for taking reasonable steps to assure that the sub-adviser complies with the Fund's investment policies and procedures and applicable legal requirements. The Adviser also has responsibility for reporting to the Trustees regarding these matters, and the Adviser is responsible for paying the fees of any sub-adviser. Except for the sub-adviser provisions described above, the Amended Agreement is substantially identical to the Current Agreement except for its date and term. Management of the Fund made a proposal to the Trustees at a meeting held on February 17, 2000 for the adoption of the Amended Agreement as well as for the adoption of the sub-investment advisory agreement described under Proposal II. The Trustees at this meeting accepted the recommendation for the adoption of the Amended Agreement (and the sub-investment advisory agreement) and the Trustees are recommending that shareholders approve the Amended Agreement.

1.   The Current Agreement and the Amended Agreement
     -----------------------------------------------

     Under the terms of the Current Agreement, the Adviser manages the Fund's investments and Fund pays the Adviser an investment advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. Under the terms of the Amended Agreement, the fees payable to the Adviser will remain the same. As noted earlier, the Adviser will pay the fees of the sub-adviser. Other provisions of the Current Agreement and the Amended Agreement describe the Adviser's duties and responsibilities for the Fund, indicate those expenses that will be borne by the Adviser in connection with these services, reserve to the Adviser rights to the name "Willamette" and deal with other matters typical of this type of contract. See Exhibit A.

     Under a separate Expense Limitation agreement, the Adviser agreed to reduce its fee and reimburse the Fund to the extent necessary to limit the Fund's overall expense ratio to an annual rate of 2.90% for the period from February 1, 1999 to March 31, 1999 and to an annual rate of 2.75% for the period from April 1, 1999 to March 31, 2000. For a period up to two years after the above limitation periods, the Fund has agreed to pay the Adviser the amount of fees and reimbursements that, if not for the above limitation, would have been payable or reimbursable to the Adviser, provided that the Fund's operating expenses, without regard to such repayment or reimbursements, are at an annual rate (as a percentage of the Fund's average daily net assets) of 2.75% or less. Additionally, the Fund will not make repayments or reimbursements in an amount that would cause the Fund's total operating expenses to exceed the 2.75% annual expense limitation. Under the advisory fee reduction and reimbursement provisions of the Expenses Limitation Agreement, the Adviser made payments of $_________ for the period ended March 31, 1999 and [BISYS: describe whatever
                                                    -----
can be said about accrued or anticipated payments for the Fund for the period April 1, 1999 to March 31, 2000.] [Also describe any repayments by the Fund to the Adviser for these periods.]

     As of the date hereof, the Adviser does not provide investment advisory services to any investment companies other than the Fund.

     Required Vote
     -------------

     The approval of the Amended Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, for these purposes, means the vote (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

                      THE BOARD OF TRUSTEES OF THE TRUST,
                      INCLUDING THE INDEPENDENT TRUSTEES,
                         UNANIMOUSLY RECOMMEND APPROVAL
                                 OF PROPOSAL I.


                                  PROPOSAL II

                 APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees of the Fund is proposing that shareholders approve a new Sub-Investment Advisory Agreement ("Sub-Advisory Agreement") to be entered into among The Coventry Group, on behalf of the Fund, the Adviser and The Bank of New York ("Sub-Adviser"). A form of the Sub-Advisory Agreement is attached hereto as Exhibit B.

     The Sub-Advisory Agreement provides that the Adviser will pay to the Sub-Adviser, out of the Adviser's own resources and at no additional cost to the Fund, a sub-advisory fee at the following annual rates: (a) for that portion of the Fund's portfolio, generally 50% of the Fund's assets, that is invested in the ten highest dividend yielding stocks in the Dow Jones Industrial Average, the annual fee rate is equal to the following percentages of the Fund's average daily net assets -- 0.10% on assets up to $50,000,000; 0.07% on assets from $50,000,001 to $100,000,000; 0.05% on assets in excess of $100,000,000, with a minimum annual fee of $10,000 for this portion of the Fund's portfolio; (b) for that portion of the Fund's portfolio, generally 50% of the Fund's assets, that is actively managed, the annual fee rate is equal to 0.45%, with a minimum annual fee of $10,000. More information about the two portions of the Fund's portfolio is provided below under "Changes in the Fund's Investment Policies:"

     The Sub-Advisory Agreement provides that the Sub-Adviser will, subject to the supervision of the Adviser and the Trustees, provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations, as they may be amended from time to time. The Sub-Adviser will make investment decisions for the Fund and place orders for the Fund's portfolio transactions. The Sub-Advisory Agreement also contains an acknowledgment by the Sub-Adviser of the Adviser's supervisory responsibilities and obligations to report to the Trustees regarding the Sub-Adviser's activities and an agreement that the Sub-Adviser will facilitate the Adviser's supervisory activities. In other respects, the provisions of the Sub-Advisory Agreement are generally comparable to those of the amended investment advisory agreement. See Proposal I and Exhibits A and B.

2.   The Trustees' Considerations and Recommendations
     ------------------------------------------------

     In approving the Amended Agreement and the Sub-Advisory Agreement and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by the Fund to the Adviser under the Amended Agreement is fair and reasonable. They also determined that the compensation to be paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement was fair and reasonable. In making this determination, the Trustees considered several factors, including: (1) the investment management fees payable under the Current Agreement and those payable under the Amended Agreement and the fact that these fees would not change; (2) the fact that the fees to the Sub-Adviser under the Sub-Advisory Agreement would be paid by the Adviser at no additional cost to the Fund; (3) the efforts and expenses of the Adviser and the Sub-Adviser in rendering their services to the Fund; (4) the nature, quality and extent of the services as currently provided by the Adviser to the Funds and as to be provided by the Adviser under the Amended Agreement; (5) the nature and quality of the services to be provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement; (6) the experience, background, capabilities and general reputation of the Adviser and Sub-Adviser, including the Sub-Adviser's services to Willamette Small Cap Growth Fund; and (7) the fees charged by investment managers operating funds with similar investment objectives.

     In the event that the Amended Agreement and/or the Sub-Advisory Agreement are not approved by the shareholders, the Adviser will continue to provide portfolio management services for the Fund under the current agreement and Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders.

     Changes in the Fund's Investment Policies
     -----------------------------------------

     The Trustees have approved, and the Fund expects to implement, certain changes to the Fund's investment policies. These changes will begin to be put in place after the Sub-Adviser begins its portfolio management activities for the Fund, although full implementation is expected to take at least two months. In the event Proposals described in this Proxy Statement are not approved, the Trustees will determine whether the changes will be implemented or whether some alternative policies should be considered.

     Under the Fund's current investment policies, about one-half of the Fund's total assets, under normal conditions, are invested in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). The other half of the Fund's total assets are normally allocated to certain New York Stock Exchange ("NYSE") listed issuers that are not included in the DJIA. Stocks in this NYSE group are selected by identifying the 400 largest capitalized NYSE stocks that are not included in the DJIA, removing the 50 highest dividend yielding stocks from that group and purchasing the next 25 highest dividend yielding stocks. Each of these two portions of the Fund's portfolio is rebalanced annually, using the same criteria.

     Under the proposed new policies, the DJIA portion of the portfolio would continue to be managed as it is under the current policies. However, the other portion of the portfolio would be actively managed in accordance with a "value" investment strategy. Thus, under normal market conditions, this portion of the portfolio will be invested primarily in equity securities that the Sub-Adviser believes are priced low relative to their earnings and/or comparable securities. The Adviser and Sub-Adviser believe that this change will better enable the Fund to achieve its investment objective, although there can be no assurance that this change will be successful or that the Fund's performance will improve.

     Required Vote
     -------------

     The approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, for these purposes, means the vote (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

                      THE BOARD OF TRUSTEES OF THE TRUST,
                      INCLUDING THE INDEPENDENT TRUSTEES,
                        UNANIMOUSLY RECOMMEND APPROVAL
                                OF PROPOSAL II.


                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of March 10, 2000 with respect to each person or group known to the Fund to be the beneficial owner of more than 5% of the Fund's outstanding voting securities:

[BISYS: provide this information]
 -----

Other Matters

     The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgement of the person or persons voting the proxies.

     The Funds do not hold annual or regular meetings of their shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                                    Respectfully submitted,


                                    George L. Stevens
                                    Secretary of the Trust

                                                                       Exhibit A
                                                                       ---------
                              THE COVENTRY GROUP

                                 on behalf of

                            WILLAMETTE VALUE FUND

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, effective commencing on__________, 2000 between Willamette Asset Managers, Inc. (the "Adviser") and The Coventry Group. (the "Trust") on behalf of Willamette Value Fund (the "Fund").

     WHEREAS, the Trust is a Massachusetts business trust of the series type organized under a Declaration of Trust dated January 8, 1992, (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Fund is a new series of the Trust;

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

     3.   Appointment.  The Trust hereby appoints the Adviser to act as
          -----------
investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     4.   Investment Advisory Duties; Authority to Delegate to Sub-Adviser.
          ----------------------------------------------------------------
Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. The Adviser is authorized, at its own expense, to delegate to a sub-adviser such of its responsibilities hereunder as may be specified in an agreement with such sub-adviser, subject to such approvals by the Trustees and shareholders of the Fund as are required by the 1940 Act. In the event the Adviser does so delegate to a sub-adviser, the Adviser is further responsible for supervising the activities and performance of the sub-adviser, for taking reasonable steps to assure that the sub-adviser complies with the Fund's investment policies and procedures and with applicable legal requirements, and for reporting to the Trustees regarding these matters.

     In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

     The Adviser further agrees that, in performing its duties hereunder, it will:

     (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

     (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

     (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

     (d) furnish to the Trust, or to the Fund's administrator, BISYS Fund Services, ("Administrator") if so directed, whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

     (e) make available to the Administrator, and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

     (f) immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

     (g) in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

     5.   Allocation of Charges and Expenses.  Except as otherwise specifically
          ----------------------------------
provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust or Fund (including the Trust's or Fund's share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser shall also pay the fees of any sub-adviser.

     The Adviser shall not be required to pay any expenses of the Fund or Trust other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's or Fund's employees as are officers or employees of the Adviser whose services may be involved, for any expenses of other series of the Trust or for the following expenses of the Fund or Trust: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates, if any; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, Trustees or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

     6.   Compensation.  As compensation for the services provided and expenses
          ------------
assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 1.00% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

     7.   Books and Records.  The Adviser agrees to maintain such books and
          -----------------
records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     8.   Standard of Care and Limitation of Liability.  The Adviser shall
          --------------------------------------------
exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

     9.   Services Not Exclusive.  It is understood that the services of the
          ----------------------
Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its Trustees, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

     10.  Duration and Termination.  This Agreement shall continue until
          ------------------------
_______, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

     11.  Amendments.  No provision of this Agreement may be changed, waived,
          ----------
discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     12.  Proxies.  Unless the Trust gives written instructions to the contrary,
          -------
the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     13.  Name Reservation.  The Trust acknowledges and agrees that the Adviser
          ----------------
has property rights relating to the use of the term "Willamette" and has permitted the use of such term by the Trust and the Fund. The Trust agrees that, unless otherwise authorized by the Adviser: (i) it will use the term "Willamette" only as a component of the name of the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such action as may be required to provide its consent to use of the term by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Trust shall, upon request of the Adviser, cease to use the term "Willamette" as part of the name of the Fund, or in connection with the Trust or any series of the Trust. In the event of any such request by the Adviser that use of the term "Willamette" shall cease, the Trust shall cause its officers, directors and shareholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the term "Willamette."

     14.  Miscellaneous.
          --------------
     (a) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

     (e) The names "The Coventry Group" and "Trustees of the Coventry Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of________________, 2000.

                                    THE COVENTRY GROUP

                                    By: __________________________

                                             President

                                    WILLAMETTE ASSET MANAGERS, Inc.

                                    By: _________________________

                                             President

                                                                       Exhibit B
                                                                       ---------

                              THE COVENTRY GROUP

                                 on behalf of

                             WILLAMETTE VALUE FUND

                       SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, effective commencing on ______________, 2000 among Willamette Asset Managers, Inc. (the "Adviser"), The Bank of New York ("Sub-Adviser"), and The Coventry Group (the "Trust") on behalf of Willamette Value Fund (the "Fund").

     WHEREAS, the Trust is a Massachusetts business trust of the series type organized under a Declaration of Trust dated January 8, 1992, (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, and the Fund is a new series of the Trust;

     WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render sub-investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund;

     WHEREAS, the Sub-Adviser is a bank under the laws of the State of New York, as defined in Section 202(a)(2) of the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

     1.   Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser
          -----------
to act as sub-investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2.   Sub-Investment Advisory Duties.  Subject to the supervision of the
          ------------------------------
Adviser and the Trustees of the Trust, the Sub-Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser and to the Sub-Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

     In performing its investment management services to the Fund hereunder, the Sub-Adviser, in accordance with the directions of the Adviser, will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. Subject to the Fund's investment objective and policies, the Sub-Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Sub-Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

     The Sub-Adviser acknowledges that, pursuant to the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, the Adviser is responsible for supervising the activities and performance of the Sub-Adviser, for taking reasonable steps to assure that the Sub-Adviser complies with the Fund's investment policies and procedures and with applicable legal requirements, and for reporting to the Trustees of the Trust regarding these matters. In this regard, the Sub-Adviser agrees to facilitate the Adviser's implementation of its "Supervisory Procedures for Sub-Advisors" attached hereto as Exhibit A.

     The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

     (a) comply with the 1940 Act and all rules and regulations thereunder, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

     (b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

     (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

     (d) furnish to the Trust, the Adviser, or to the Fund's administrator, BISYS Fund Services, ("Administrator") if so directed, whatever statistical information the Trust, Adviser or Administrator may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Adviser, the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Adviser and the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

     (e) make available to the Adviser, the Administrator, and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Adviser, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Adviser and the Trustees with such periodic and special reports regarding the Fund as they may reasonably request.

     (f) immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as sub-investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Trust immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and

     (g) in making investment decisions for the Fund, use no inside information that may be in its possession, nor will the Sub-Adviser seek to obtain any such information.

     3.   Allocation of Charges and Expenses.  Except as otherwise specifically
          ----------------------------------
provided in this section 3, the Sub-Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust or Fund (including the Trust's or Fund's share of payroll taxes), and the Sub-Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

     The Sub-Adviser shall not be required to pay any expenses of the Fund or Trust other than those specifically allocated to the Sub-Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's or Fund's employees as are officers or employees of the Sub-Adviser whose services may be involved, for any expenses of other series of the Trust or for the following expenses of the Fund or Trust: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Adviser and Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates, if any; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering shares of the Fund for sale and of compliance with applicable state notice filing requirements; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, Trustees and employees of the Trust who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the Sub-Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, Trustees or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

     4.   Compensation.  As compensation for the services provided and expenses
          ------------
assumed by the Sub-Adviser under this Agreement, the Adviser will pay to the Sub-Adviser, out of the Adviser's own resources at no additional cost to the Fund, at the end of each calendar month a sub-advisory fee computed daily at an annual rate equal to the following amounts based on the Fund's average daily net assets: (a) for that portion of the Fund's portfolio, generally 50% of the Fund's assets, that is invested in the ten highest dividend yielding stocks in the Dow Jones Industrial Average, the annual fee rate is equal to the following percentages of the Fund's average daily net assets -- 0.10% on assets up to $50,000,000; 0.07% on assets from $50,000,001 to $100,000,000; 0.05% on assets in excess of $100,000,000, with a minimum annual fee of $10,000 for this portion of the Fund's portfolio; (b) for that portion of the Fund's portfolio, generally 50% of the Fund's assets, that is actively managed, the annual fee rate is equal to 0.45%, with a minimum annual fee of $10,000. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this section, then the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

     5.   Books and Records.  The Sub-Adviser agrees to maintain such books and
          -----------------
records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. And the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6.   Standard of Care and Limitation of Liability.  The Sub-Adviser shall
          --------------------------------------------
exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable to the Adviser, the Trust, the Fund or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, the Fund or to holders of the Fund's shares to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this
Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to the Fund.

     7.   Services Not Exclusive.  It is understood that the services of the
          ----------------------
Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors or officers (or persons acting in similar capacities) or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-

Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

     8.   Duration and Termination.  This Agreement shall continue until
          ------------------------
___________, 2002, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Adviser or by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the adviser or (b) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9.   Amendments.  No provision of this Agreement may be changed, waived,
          ----------
discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10.  Proxies.  Unless the Trust or the Adviser gives written instructions
          -------
to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     11.  Name Reservation.  The Sub-Adviser acknowledges and agrees that the
          ----------------
Adviser has property rights relating to the use of the terms "Willamette," "Willamette Family of Funds," "Willamette Value Fund," "Willamette Small Cap Growth Fund," "Willamette Technology Fund" and "Willamette Pharmaceutical and Bio-Technology Fund" ("Willamette Names") and has permitted the use of the Willamette Names by the Trust and its series. The Sub-Adviser agrees that, unless otherwise authorized by the Adviser: (i) it will use the term "Willamette" only as a component of the name of the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in any Willamette Name; and (iii) the Adviser may use or grant to others the right to use a Willamette Name, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement, the Sub-Adviser shall, at the request of the Adviser, cease to use all Willamette Names in any of its materials or in any manner except with the consent of the Adviser, which shall not be unreasonably withheld. In the event of any such request by the Adviser that use by the Sub-Adviser of a Willamette Name shall cease and in the absence of any such consent, the Sub-Adviser shall cause its officers, directors and employees to take any and all such actions which the Adviser may reasonably request to effect such request.

     12.  Miscellaneous.
          --------------

     (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund.

     e. The names "The Coventry Group" and "Trustees of the Coventry Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of_________, 2000.

                                    THE COVENTRY GROUP

                                    By ___________________________

                                             President

                                    WILLAMETTE ASSET MANAGERS, Inc.

                                    By: _______________________________

                                        President


                                    THE BANK OF NEW YORK

                                    By: _______________________________

                                        Title:

                PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                     PROXY

                             WILLAMETTE VALUE FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                  May 9, 2000

     The undersigned hereby appoints R. Jeffrey Young, Jennifer J. Brooks and Sue A. Walters, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Willamette Value Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on May 9, 2000, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR the following proposals:

I.I.  Approval of an amended Investment Advisory Agreement for the Fund.

          [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

II.   Approval of a new Sub-Investment Advisory Agreement for the Fund.

          [ ] FOR        [ ] AGAINST          [ ] ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.
                                   ---

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                              Dated _________________________, 2000

                              ______________________________________________
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                              Name of Shareholder(s) -- Please print or type

                              ______________________________________________
                              Signature(s) of Shareholder(s)

                              ______________________________________________
                              Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.